UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California
(Address of principal executive offices)

94111-2728
(Zip Code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On September 10, 2010, our Board of Directors approved an increase and extension of our common stock repurchase program. Under the modified program, we are authorized to repurchase, in any fiscal year from January 2, 2010 through January 2, 2015, up to a maximum of three million shares of our common stock plus the number of shares of our common stock equal to the excess, if any, of three million shares over the actual number of shares repurchased during the prior fiscal year. Prior to the modification, we were authorized to repurchase each fiscal year up to one million shares of our common stock plus the cumulative number of additional shares issued or deemed issued under our equity incentive and employee stock purchase programs for the period from January 2, 2010 through December 28, 2012 (excluding shares issued upon the exercise of options issued prior to 2010). A copy of the press release regarding the modifications to our common stock repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on September 10, 2010, we announced the completion of the acquisition of the Scott Wilson Group plc. (“Scott Wilson”), a U.K.-based infrastructure, engineering and design firm.  Under the terms of the acquisition, our wholly owned subsidiary purchased all of the then outstanding Scott Wilson shares for a total equity value of approximately £218 million, or approximately $336 million (based on an exchange rate of 1 GBP per 1.54 USD).  Scott Wilson shareholders elected to receive £2.90 in cash for each Scott Wilson share or, alternatively, a guaranteed loan note for the same cash value.  We also expect to purchase, for the same price, any additional Scott Wilson shares that may become issuable upon a participant’s election within the next six months under the terms of Scott Wilson's employee equity plans.  A copy of the press release regarding the completion of the acquisition is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated September 13, 2010, entitled “URS Expands and Extends Stock Repurchase Program.”
99.2	Press Release dated September 10, 2010 entitled “URS Completes Acquisition of Scott Wilson.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: September 13, 2010	By:	/s/ H. Thomas Hicks
H. Thomas Hicks
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated September 13, 2010, entitled “URS Expands and Extends Stock Repurchase Program.”
99.2	Press Release dated September 10, 2010 entitled “URS Completes Acquisition of Scott Wilson.”